UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-30242	72-1449411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

As further described below, as part of the plan to reorganize the business operations of Lamar Advertising Company, a Delaware corporation (the “Predecessor Registrant”), so that it can elect to qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes for the taxable year commencing January 1, 2014, the Predecessor Registrant merged with and into its wholly owned subsidiary Lamar Advertising REIT Company, a Delaware corporation (the “Company”), on November 18, 2014, pursuant to an Agreement and Plan of Merger, dated as of August 27, 2014 (the “Merger Agreement”), with the Company as the surviving corporation (the “Merger”). At 11:59 p.m., Eastern Standard Time, on November 18, 2014, the effective time of the Merger (the “Effective Time”), the Company was renamed “Lamar Advertising Company” pursuant to a certificate of merger (the “Certificate of Merger”) and commenced, directly or indirectly, conducting all of the business conducted by the Predecessor Registrant immediately prior to the Merger.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Common Stock (as defined below) of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Merger, as of the Effective Time, the Company assumed by operation of law all of the prior debts, liabilities, obligations and duties of the Predecessor Registrant and such debts, liabilities, obligations and duties may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such debts, liabilities, obligations and duties. For more information concerning these debts, liabilities, obligations and duties, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, and Current Reports on Form 8-K filed prior to the date hereof.

Item 3.02	Unregistered Sales of Equity Securities.

As of the Effective Time, pursuant to the Merger Agreement, each outstanding share of the Predecessor Registrant’s Series AA preferred stock, $0.001 par value per share, was converted into the right to receive an equal number of shares of the Company’s Series AA preferred stock, $0.001 par value per share. In the aggregate, the Company issued 5,719.49 shares of its Series AA preferred stock in connection with the Merger. The shares of the Company’s Series AA preferred stock were issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”), because, among other things, the transaction did not involve a public offering, the Series AA preferred stock is held of record by three persons, and each such person has a substantive, pre-existing relationship with the Predecessor Registrant and the Company and qualifies as an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

As of the Effective Time, pursuant to the Merger Agreement, and in addition to the conversion and issuance of the Series AA preferred stock described in Item 3.02 above, each outstanding share of the Predecessor Registrant’s Class A common stock, $0.001 par value per share, and Class B common stock, $0.001 par value per share, was converted into the right to receive an equal number of shares of the Company’s Class A common stock, $0.001 par value per share, and Class B common stock, $0.001 par value per share, respectively. The issuance of the shares of the Company’s Class A common stock and Class B common stock was registered under the Securities Act, pursuant to the Company’s registration statement on Form S-4 (File No. 333-197084), which was declared effective by the Securities and Exchange Commission (“SEC”) on October 16, 2014. Shares of the Company’s Class A common stock trade on the same exchange, the NASDAQ Global Select Market, and under the same symbol, “LAMR,” as the shares of the Predecessor Registrant’s Class A common stock prior to the merger. The form of stock certificate for each of the Company’s Class A common stock and Class B common stock are filed herewith as Exhibits 4.2 and 4.3, respectively.

As a result of the Merger, as of the Effective Time, the rights of the stockholders of the Company are governed by the Company’s amended and restated certificate of incorporation (the “Charter”) and the Company’s amended and restated bylaws (the “Bylaws”). The Charter and Bylaws governing the rights of the stockholders of the Company are substantially in the form of those included as Annex B-1 and Annex B-2, respectively, to the proxy statement/prospectus which was previously delivered to the stockholders of the Predecessor Registrant. Generally, except as described below, the Charter and the Bylaws will be the same in all material respects as the Predecessor Registrant’s restated certificate of incorporation and the Predecessor Registrant’s amended and restated bylaws, each as in effect immediately before the Merger. In particular, the Company’s Class A common stock, Class B common stock and Series AA preferred stock are subject to certain share ownership and transfer restrictions as discussed below.

Restrictions on Ownership and Transfer. To satisfy share ownership requirements under the Internal Revenue Code of 1986, as amended, that are applicable to REITs in general and otherwise to address concerns relating to capital stock ownership, the Charter generally prohibits any person or entity from owning or being deemed to own by virtue of the applicable constructive ownership provisions more than 5% of the outstanding shares of the Company’s common stock (based on the total combined number of shares of the Company’s Class A common stock and Class B common stock), excluding any shares of the Company’s common stock that are not treated as outstanding for federal income tax purposes. The Company’s board of directors established a separate share ownership limitation for certain stockholders of the Company and their affiliates that will generally allow them to own no more than 19% of the outstanding shares of the Company’s common stock and no more than 33% in value of the aggregate of the outstanding shares of all classes and series of the Company’s capital stock. These limitations are subject to waiver or modification by the board of directors of the Company.

Forum Selection Clause. The Charter also provides that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any of the Company’s directors, officers or employees to the Company or its stockholders; (iii) any action asserting a claim against the Company arising pursuant to any provision of the Delaware General Corporation Law, the Charter or the Bylaws; or (iv) any action asserting a claim against the Company that is governed by the internal affairs doctrine.

Advance Notice Requirement of Director Nominations and Stockholder Proposals. The Bylaws include advance notice and informational requirements and time limitations on any director nomination or proposal that a stockholder wishes to make at a meeting of stockholders. Under the Bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (i) in the case of an annual meeting only, not earlier than the 120th day and not later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting or (ii) if there was no annual meeting in the prior year, or the date of the current year’s annual meeting is more than 30 days before or more than 70 days after the anniversary date of the prior year’s annual meeting, or if clause (i) does not apply, not earlier than the 120th day prior to the date of the current year’s annual meeting or a special meeting and not later than the close of business on the later of the 90th day prior to the date of such annual or special meeting or the date 10 days after the day on which notice of the date of the current year’s annual meeting or the special meeting was mailed or public disclosure was made. A failure to comply with these timing and informational requirements can result in a stockholder’s director nomination or proposal not being considered at a meeting of stockholders.

The foregoing description of the Company’s Class A common stock, Class B common stock and Series AA preferred stock is qualified in its entirety by the description of such capital stock contained in the “Description of Capital Stock” filed herewith as Exhibit 4.1 and incorporated herein by reference. In addition, the foregoing description of the Company’s capital stock is qualified in its entirety by reference to the Charter and the Bylaws, copies of which are filed herewith as Exhibits 3.1 and 3.3, respectively, and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers. The directors and executive officers of the Predecessor Registrant are also the directors and executive officers of the Company and remain so following the Merger, with each holding the same position or positions with the Company as with the Predecessor Registrant immediately prior to the Effective Time. The Company’s directors will be subject to re-election at the 2015 annual meeting of the stockholders of the Company. In addition, the standing committees (Audit, Compensation and Nominating and Governance Committees) are the same standing committees of the Predecessor Registrant, and the membership of each committee remains unchanged.

Indemnification Agreements. As of the Effective Time, the Company entered into individual indemnification agreements with each of its directors and executive officers: Messrs. Kevin P. Reilly, Jr., Sean E. Reilly, Keith A. Istre, John Maxwell Hamilton, John E. Koerner, III, Stephen P. Mumblow, Wendell Reilly and Thomas V. Reifenheiser and Ms. Anna Reilly. These indemnification agreements require the Company, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of the Company’s directors or executive officers. The indemnification agreements do not exclude any other rights to indemnification or advancement of expenses to which such directors and executive officers may be entitled, including any rights arising under applicable Delaware law, the Charter, the Bylaws, any other agreement, any vote of the Company’s stockholders or disinterested directors or otherwise. The Company separately maintains directors’ and officers’ liability insurance which would indemnify its directors and officers against damages arising out of certain kinds of claims which might be made against them based on their negligent acts or omissions while acting in their capacity as such. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the indemnification agreements, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Assumption of Employee Stock Plans and Awards. As a result of the Merger, as of the Effective Time, the Company assumed all of the Predecessor Registrant’s obligations under the Lamar Advertising Company Amended and Restated 1996 Equity Incentive Plan and the Lamar Advertising Company 2009 Employee Stock Purchase Plan, as amended (collectively, the “Plans,” and each a “Plan”) and related agreements. As of the Effective Time, all rights of participants to acquire shares of the Predecessor Registrant’s Class A common stock under any Plan were automatically converted into rights to acquire an equal number of shares of the Company’s Class A common stock in accordance with the terms of the Plans and the applicable award agreements.

The Predecessor Registrant maintained a number of benefit plans, compensation arrangements and policies for its directors, officers and employees, including an executive compensation program for its executive officers, Messrs. Kevin P. Reilly, Jr., Sean E. Reilly and Keith A. Istre. None of these plans, compensation arrangements or policies were affected by the Merger and the Company assumed any and all of Predecessor Registrant’s obligations under each of the plans, compensation arrangements and policies by operation of law in the Merger. None of the Company’s directors, officers or employees received any additional or special compensation (either in the form of cash, deferred compensation or equity awards) as a result of the Merger.

For more information concerning the Plans, benefit plans, compensation arrangements and policies, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013, the portions of the Definitive Proxy Statement on Schedule 14A filed on April 25, 2014, that are incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, and Current Reports on Form 8-K filed prior to the date hereof.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Charter and Bylaws were declared effective immediately preceding the Effective Time and govern the rights of the Company’s stockholders upon the Effective Time of the Merger. As of the Effective Time, the Charter and Bylaws were amended, pursuant to the Certificate of Merger, to change the Company’s name from “Lamar Advertising REIT Company” to “Lamar Advertising Company.” The provisions of the Charter and Bylaws are substantially the same as those of the Predecessor Registrant’s restated certificate of incorporation and amended and restated bylaws in effect immediately before the Merger, except as discussed above in Item 3.03 and as discussed below.

Charter. The Company’s Charter authorizes the issuance of up to 362,500,000 shares of Class A common stock, $0.001 par value per share, 37,500,000 shares of Class B common stock, $0.001 par value per share, and 100,000,000 shares of undesignated preferred stock, $0.001 par value per share, of which 5,720 shares are designated Series AA preferred stock. The Predecessor Registrant’s restated certificate of incorporation authorized the issuance of 175,000,000 shares of Class A common stock, $0.001 par value per share, 37,500,000 shares of Class B common stock, $0.001 par value per share, 10,000 shares of Class A preferred stock, $638.00 par value per share, and 100,000,000 shares of undesignated preferred stock, $0.001 par value per share, of which 5,720 shares were designated Series AA preferred stock. The Charter provides for the ownership and transfer restrictions and forum selection clause discussed above in Item 3.03.

Bylaws. As discussed above in Item 3.03, the provisions of the Company’s Bylaws with respect to the advance notice requirement of stockholder proposals and director nominations are identical in all material respects to the provisions of the Predecessor Registrant’s amended and restated bylaws, except that the Bylaws set forth different requirements for a stockholder’s notice, including nominations for persons as directors, to be considered timely.

The foregoing discussion of the Company’s Charter, Certificate of Merger and Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter, Certificate of Merger and Bylaws, copies of which are filed herewith as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

Pursuant to the Merger Agreement, as of the Effective Time, the Predecessor Registrant was merged with and into the Company, with the Company as the surviving corporation. The Merger was consummated by the filing of the Certificate of Merger, effective as of 11:59 p.m., Eastern Standard Time, on November 18, 2014, with the Secretary of State of the State of Delaware. A copy of the Certificate of Merger is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

On November 19, 2014, the Company issued a press release announcing the completion of the Merger, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Lamar Advertising Company, as filed with the Secretary of the State of Delaware effective as of November 18, 2014.

3.2	Certificate of Merger, effective as of November 18, 2014.

3.3	Amended and Restated Bylaws of Lamar Advertising Company, adopted as of November 18, 2014.

4.1	Description of Lamar Advertising Company capital stock.

4.2	Specimen certificate for the shares of Class A common stock of Lamar Advertising Company.

4.3	Specimen certificate for the shares of Class B common stock of Lamar Advertising Company.

10.1	Form of Indemnification Agreement between Lamar Advertising Company and the directors and executive officers of Lamar Advertising Company, dated as of November 18, 2014.

99.1	Press Release of Lamar Advertising Company dated November 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2014	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Lamar Advertising Company, as filed with the Secretary of the State of Delaware effective as of November 18, 2014.

3.2	Certificate of Merger, effective as of November 18, 2014.

3.3	Amended and Restated Bylaws of Lamar Advertising Company, adopted as of November 18, 2014.

4.1	Description of Lamar Advertising Company capital stock.

4.2	Specimen certificate for the shares of Class A common stock of Lamar Advertising Company.

4.3	Specimen certificate for the shares of Class B common stock of Lamar Advertising Company.

10.1	Form of Indemnification Agreement between Lamar Advertising Company and the directors and executive officers of Lamar Advertising Company, dated as of November 18, 2014.

99.1	Press Release of Lamar Advertising Company dated November 19, 2014.